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                                                                    Exhibit 99.1

NEWS RELEASE

                    Marvell(R) Technology Group Ltd. Reports

                    Record Fourth Quarter Fiscal 2003 Results

Sunnyvale, CA. (February 27, 2003) - Marvell(R) Technology Group Ltd. (NASDAQ:
MRVL), the technology leader in the development of extreme broadband communications and storage solutions, today reported financial results for its fourth fiscal quarter and year ended February 1, 2003.

Net revenue for the fourth quarter of fiscal 2003 was a record $150.8 million, an increase of 82% over net revenue of $82.8 million for the fourth quarter of fiscal 2002 and a 11% sequential increase from net revenue of $135.9 million for the third quarter of fiscal 2003. Net loss under generally accepted accounting principles (GAAP), which includes the effect of acquisition-related expenses, amortization of stock-based compensation and a charge related to the write-off of a trade name was $24.2 million, or $0.20 per share (diluted), for the fourth quarter of fiscal 2003, compared with net loss under GAAP of $99.9 million, or $0.86 per share (diluted), for the fourth quarter of fiscal 2002.

Net revenue for the year ended February 1, 2003 was $505.3 million, an increase of 75% over net revenue of $288.8 million for the year ended February 2, 2002. Net loss under GAAP was $72.2 million, or $0.61 per share (diluted), for the year ended February 1, 2003, compared with net loss under GAAP of $415.2 million, or $3.63 per share (diluted), for the year ended February 2, 2002.

Pro forma net income, where applicable, excludes the effect of acquisition-related expenses, amortization of stock-based compensation, a special charge related to facilities consolidation and a charge related to the write-off of a trade name in fiscal 2003. Pro forma net income was $20.3 million, or $0.16 per share (diluted), for the fourth quarter of fiscal 2003, compared with pro forma net income of $7.4 million, or $0.06 per share (diluted), for the fourth quarter of fiscal 2002. Pro forma net income was $62.5 million, or $0.48 per share (diluted), for the year ended February 1, 2003, compared with pro forma net income of $18.7 million, or $0.15 per share (diluted), for the year ended February 2, 2002.

"Fiscal 2003 was another strong year for Marvell. In a very challenging economic climate, we increased our revenues by 75% from the prior year and significantly improved our profitability," stated Dr. Sehat Sutardja, Marvell's President and CEO. "As we enter fiscal 2004, we are excited about the strength of our technology and product
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leadership in both our data communications and storage businesses. By successfully executing our strategies, we have increased our market share in wireless LAN, enterprise and desktop switching as well as Gigabit Ethernet, including transceivers, NIC and LOM solutions. In our storage business, we have gained a leadership position in both the enterprise and mobile markets with our advanced read channel and integrated System-on-Chip solutions, and continue to capture increased market share in the desktop segment."

Added Dr. Sutardja, "The continued growth of our communications and storage businesses will afford us the opportunity to aggressively invest in many new, exciting products and technologies, which will allow us to further expand our markets and increase our revenues in the coming fiscal year."


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Marvell will be conducting a conference call today at 1:45 p.m. PST to discuss its fourth quarter and fiscal 2003 financial results. To listen to the conference call, investors can dial (706) 679-0800 approximately fifteen minutes prior to the initiation of the teleconference and refer to conference code 8086952. Replay of the conference call will be available until March 6, 2003 at midnight by calling (706) 645-9291. The conference call will also be available via the web at www.marvell.com until March 27, 2003.

                                  ABOUT MARVELL

Marvell (NASDAQ: MRVL) is the leading global semiconductor provider of complete broadband communications and storage solutions. The Company's diverse product portfolio includes switching, transceiver, communications controller, wireless, and storage solutions that power the entire communications infrastructure, including enterprise, metro, home, and storage networking. As used in this release, the terms "Company" and "Marvell" refer to Marvell Technology Group Ltd. and its subsidiaries, including Marvell Semiconductor, Inc. (MSI), Marvell Asia Pte Ltd (MAPL), Marvell Japan K.K., Marvell Taiwan Ltd., Marvell International Ltd. (MIL), Marvell Semiconductor Israel Ltd. (MSIL), and SysKonnect GmbH. MSI is headquartered in Sunnyvale, Calif., and designs, develops and markets products on behalf of MIL and MAPL. MSI may be contacted at
(408) 222-2500 or at www.marvell.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This release contains forward-looking statements based on projections and assumptions about our products and our markets. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "may," "will," "should," and their variations identify forward-looking statements. Statements that refer to, or are based on projections, uncertain events or assumptions also identify forward-looking statements. All such statements are not guarantees of results and are subject to risks and uncertainties. Some risks and uncertainties that may adversely impact the statements in this release include, but are not limited to, the timing, cost and successful completion of development and volume production, end-customer qualification and adoption, and the timing, pricing, rescheduling, or cancellation of orders. For other factors that could cause Marvell's results to vary from expectations, please see the sections titled "Additional Factors That May Affect Future Results" in Marvell's annual report on Form 10-K for the year ended February 2, 2002 and Marvell's subsequent reports on Form 10-Q. We undertake no obligation to revise or update publicly any forward-looking statements.

Marvell(R) and the Marvell logo are trademarks of Marvell. All other trademarks are the property of their respective owners.

                          MARVELL TECHNOLOGY GROUP LTD.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                THREE MONTHS ENDED                         YEAR ENDED
                                                          -----------------------------           -----------------------------
                                                         FEBRUARY 1,         FEBRUARY 2,         FEBRUARY 1,         FEBRUARY 2,
                                                            2003                2002                2003                 2002
                                                          ---------           ---------           ---------           ---------
Net revenue                                               $ 150,847           $  82,816           $ 505,285           $ 288,795
Cost of goods sold                                           70,301              35,736             233,039             130,807
                                                          ---------           ---------           ---------           ---------
Gross profit                                                 80,546              47,080             272,246             157,988
Operating expenses:
      Research and development                               42,697              27,441             145,722              93,422
      Selling and marketing                                  12,860              10,542              48,491              40,170
      General and administrative                              3,556               3,143              14,303              13,191
      Amortization of stock-based compensation                  830               2,763               7,491              15,022
      Amortization and write-off of goodwill and
           acquired intangible assets                        43,676             104,508             107,645             418,032
      Facilities consolidation charge                         --                  --                 19,562                --
                                                          ---------           ---------           ---------           ---------
           Total operating expenses                         103,619             148,397             343,214             579,837
                                                          ---------           ---------           ---------           ---------
Operating loss                                              (23,073)           (101,317)            (70,968)           (421,849)
Interest and other income, net                                1,603               2,751               7,318               9,994
                                                          ---------           ---------           ---------           ---------
Loss before income taxes                                    (21,470)            (98,566)            (63,650)           (411,855)
Provision for income taxes                                    2,764               1,304               8,524               3,299
                                                          ---------           ---------           ---------           ---------
Net loss                                                  $ (24,234)          $ (99,870)          $ (72,174)          $(415,154)
                                                          =========           =========           =========           =========

Basic and diluted net loss per share                      $   (0.20)          $   (0.86)          $   (0.61)          $   (3.63)
                                                          =========           =========           =========           =========

Weighted average shares -- basic and diluted                120,410             116,395             119,240             114,353
                                                          ---------           ---------           ---------           ---------


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                          MARVELL TECHNOLOGY GROUP LTD.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               THREE MONTHS ENDED                         YEAR ENDED
                                                         -----------------------------           -----------------------------
                                                        FEBRUARY 1,         FEBRUARY 2,         FEBRUARY 1,         FEBRUARY 2,
                                                           2003                2002                2003                2002
                                                         ---------           ---------           ---------           ---------
Net revenue                                              $ 150,847           $  82,816           $ 505,285           $ 288,795
Cost of goods sold                                          70,301              35,736             233,039             130,011
                                                         ---------           ---------           ---------           ---------
Gross profit                                                80,546              47,080             272,246             158,784
Operating expenses:
      Research and development                              42,697              27,441             145,722              93,422
      Selling and marketing                                 12,860              10,542              48,491              40,170
      General and administrative                             3,556               3,143              14,303              13,191
                                                         ---------           ---------           ---------           ---------
           Total operating expenses                         59,113              41,126             208,516             146,783
                                                         ---------           ---------           ---------           ---------
Operating income                                            21,433               5,954              63,730              12,001
Interest and other income, net                               1,603               2,751               7,318               9,994
                                                         ---------           ---------           ---------           ---------
Income before income taxes                                  23,036               8,705              71,048              21,995
Provision for income taxes                                   2,764               1,304               8,524               3,299
                                                         ---------           ---------           ---------           ---------
Pro forma net income                                     $  20,272           $   7,401           $  62,524           $  18,696
                                                         =========           =========           =========           =========

Basic pro forma net income per share                     $    0.17           $    0.06           $    0.52           $    0.16
                                                         =========           =========           =========           =========
Diluted pro forma net income per share                   $    0.16           $    0.06           $    0.48           $    0.15
                                                         =========           =========           =========           =========

Weighted average shares -- basic                           120,410             116,395             119,240             114,353
                                                         ---------           ---------           ---------           ---------
Weighted average shares -- diluted                         129,327             131,265             129,750             127,779
                                                         ---------           ---------           ---------           ---------
RECONCILIATION TO GAAP NET LOSS:

Pro forma net income                                     $  20,272           $   7,401           $  62,524           $  18,696
Amortization of stock-based compensation                      (830)             (2,763)             (7,491)            (15,022)
Amortization and write-off of goodwill and
      acquired intangible assets                           (43,676)           (104,508)           (107,645)           (418,032)
Facilities consolidation charge                               --                  --               (19,562)               --
Amortization of inventory fair value adjustment               --                  --                  --                  (796)
                                                         ---------           ---------           ---------           ---------
GAAP net loss                                            $ (24,234)          $ (99,870)          $ (72,174)          $(415,154)
                                                         =========           =========           =========           =========

The above pro forma statements of operations are for informational purposes only and are provided for understanding our operating results. The pro forma statements of operations have not been prepared in accordance with GAAP, should not be considered a substitute for our historical financial information prepared in accordance with GAAP and may be different from pro forma measures used by other companies. The pro forma income has been derived by adjusting the net loss under generally accepted accounting principles with the impact of non cash stock-based compensation charges, charges associated with purchase accounting, charges for facilities consolidation and the write-off of a trade name.


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                          MARVELL TECHNOLOGY GROUP LTD.
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                               FEBRUARY 1,             FEBRUARY 2,
ASSETS                                                             2003                   2002
                                                               ------------           ------------
Current assets:
      Cash and cash equivalents                                $    125,316           $    114,483
      Short-term investments                                        139,912                135,761
      Accounts receivable, net                                       86,175                 42,150
      Inventory, net                                                 39,712                 23,600
      Prepaid expenses and other current assets                      19,979                 23,422
                                                               ------------           ------------
           Total current assets                                     411,094                339,416
Property and equipment, net                                          69,246                 52,924
Goodwill and acquired intangible assets                           1,570,643              1,680,740
Other noncurrent assets                                              49,313                 17,975
                                                               ------------           ------------
           Total assets                                        $  2,100,296           $  2,091,055
                                                               ============           ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
      Accounts payable                                         $     47,672           $     30,990
      Accrued liabilities                                            26,955                 25,838
      Income taxes payable                                            2,247                 17,744
      Deferred revenue                                               12,481                  8,907
      Current portion of capital lease obligations                    5,019                  1,039
                                                               ------------           ------------

           Total current liabilities                                 94,374                 84,518
Capital lease obligations                                            13,755                 10,017
Other long-term liabilities                                          42,029                  6,793
                                                               ------------           ------------
           Total liabilities                                        150,158                101,328
                                                               ------------           ------------
Shareholders' equity:
      Common stock                                                      243                    238
      Additional paid-in capital                                  2,674,095              2,646,757
      Deferred stock-based compensation                              (5,899)               (10,099)
      Accumulated other comprehensive income
                                                                      1,988                    946
      Accumulated deficit                                          (720,289)              (648,115)
                                                               ------------           ------------
           Total shareholders' equity                             1,950,138              1,989,727
                                                               ------------           ------------
           Total liabilities and shareholders' equity          $  2,100,296           $  2,091,055
                                                               ============           ============